UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50089

Date of Report: November 20, 2006

NATIONAL ENERGY SERVICES COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation or organization)	52-2082372 (IRS Employer Identification No.)

3153 Fire Road, Suite 2C, Egg Harbor Township, NJ (Address of principal executive offices)	08234 (Zip Code)

(800) 758-9288

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

The Articles of Incorporation of National Energy Services Company, Inc. have been amended, effective on November 20, 2006. The amendment increased the authorized common stock to 150,000,000 shares.

Item 9.01	Financial Statements and Exhibits

Exhibits
3-a	Certificate of Amendment to Articles of Incorporation, effective on November 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.
Dated: November 27, 2006	By:	/s/ John Grillo
John Grillo, President

*    *    *    *    *